Exhibit 10.1

CELLDEX THERAPEUTICS, INC.

CONTROLLED EQUITY OFFERINGSM

AMENDMENT NO. 1 TO

SALES AGREEMENT

September 20, 2012

Cantor Fitzgerald & Co.

499 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

Reference is made to the Sales Agreement, dated January 6, 2011, including the Schedules thereto (the “Sales Agreement”), between Cantor Fitzgerald & Co. (“CF&Co”) and Celldex Therapeutics, Inc., a Delaware corporation (the “Company”), pursuant to which the Company agreed to sell through CF&Co, as sales agent, up to 5,000,000 shares of common stock, par value $0.001 per share, of the Company.  All capitalized terms used in this Amendment No. 1 to Sales Agreement between CF&Co and the Company (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Sales Agreement.  CF&Co and the Company agree as follows:

A.                                 Amendments to Sales Agreement.  The Sales Agreement is amended as follows:

1.                                       The first sentence of Section 1 of the Sales Agreement is hereby deleted and replaced with the following:

“The Company agrees that, from time to time after September 20, 2012 and during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Agent, shares (the “Placement Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”) having an aggregate offering price of up to $44,000,000 (“Maximum Amount”).”

2.                                       Section 12(e) of the Sales Agreement is hereby deleted.

3.                                       Section 12(f) of the Sales Agreement is hereby renumbered as Section 12(e) and is amended by deleting the words “Sections 12(a), (b), (c), (d) or (e) above” and replacing them with “Sections 12(a), (b), (c) or (d) above.”

4.                                       Section 12(g) of the Sales Agreement is hereby renumbered as Section 12(f).

5.                                       Section 13 is amended by deleting the words “DLA Piper LLP (US), 1251 Avenue of the Americas, New York, NY 10020, Attention: Daniel I. Goldberg, Facsimile: (212) 884-8466” and replacing them with “Reed Smith LLP, 599 Lexington Avenue, New York, NY 10022, Attention: Daniel I. Goldberg, Facsimile: (212) 521-5450.”

6.                                       Schedule 1 is amended by adding the words “as amended on September 20, 2012” immediately after “January 6, 2011.”

7.                                       Schedule 2 is amended by deleting the words “up to 5.0%” and replacing them with “equal to 3.0%.”

8.                                       The first sentence of the Form of Representation Date Certificate attached as Exhibit 7(l) is amended to add “as amended on September 20, 2012” after “January 6, 2011.”

B.                                   Prospectus Supplement.  The Company shall file a 424(b) Prospectus Supplement reflecting this Amendment within 2 business days of the date hereof.

C.                                   No Other Amendments.  Except as set forth in Part A above, all the terms and provisions of the Sales Agreement shall continue in full force and effect.

D.                                    Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed Amendment by one party to the other may be made by facsimile or email transmission.

E.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws.

[Remainder of page intentionally left blank.]

If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose.

Very truly yours,

CELLDEX THERAPEUTICS, INC.

By:	/s/ Avery W. Catlin
	Name:	Avery W. Catlin
	Title:	Senior Vice President and Chief
Financial Officer

ACCEPTED as of the date first above written:

CANTOR FITZGERALD & CO.

By:	/s/ Jeffrey Lumby
	Name:	Jeffrey Lumby
	Title:	Senior Managing Director

[SIGNATURE PAGE]

CELLDEX THERAPEUTICS, INC. – AMENDMENT NO. 1 TO SALES AGREEMENT